Exhibit 99.2

Benson Hill Announces Chief Financial Officer Transition
Life sciences veteran Susan Keefe appointed CFO effective March 29, 2024

ST. LOUIS, MO – Feb. 14, 2024 – Benson Hill, Inc. (NYSE: BHIL), an ag tech company unlocking the natural genetic diversity of plants, today announced that Susan Keefe has been appointed Chief Financial Officer, effective March 29, 2024. Keefe succeeds Dean Freeman, who is leaving the company to pursue other opportunities. Freeman will continue to serve in the role through March 29, 2024, to ensure a smooth transition of responsibilities.
Keefe is a seasoned enterprise leader with deep life sciences and biotechnology industry experience in both public and private companies. Most recently, she served as Chief Financial Officer of GreenLight Biosciences, a biotech and ag tech company specializing in RNA-based solutions for agriculture and human health applications.
“Susan brings a depth of financial acumen to Benson Hill that will be crucial in reshaping the organization during our transition to an asset-light partnership model,” said Deanie Elsner, Chief Executive Officer of Benson Hill. “Having an executive with Susan’s diverse experience will prove invaluable as we seek to improve our financial profile and unlock the full value of our differentiated and advantaged genetics. She’s uniquely capable for the next leg of our journey, and I look forward to working with her to deliver value to Benson Hill shareholders.”
“I’d also like to thank Dean Freeman for his dedication and service to Benson Hill,” added Elsner. “Over the course of the past two years, Dean has been a valued member of the leadership team, and we wish him the best in his next chapter.”
About Susan Keefe
Prior to joining GreenLight Biosciences, Keefe served as Chief Financial Officer, Vice President Finance of Danforth Advisors from 2018 to 2019, and previously as Vice President, Finance and Administration and Corporate Treasurer of Aushon Biosystems from 2013 to 2018. Earlier in her career, Keefe held a variety of financial leadership positions across several organizations, including SeraCare Life Sciences, The Proctor & Gamble Company, and PricewaterhouseCoopers. Keefe holds an MBA in Strategic Management, Marketing, Finance and Entrepreneurship from The University of Chicago, Booth Graduate School of Business, and a Bachelor of Business Administration from the University of Iowa.
About Benson Hill
Benson Hill moves food forward with the CropOS® platform, a cutting-edge food innovation engine that combines data science and machine learning with biology and genetics. Benson Hill empowers innovators to unlock nature’s genetic diversity from plant to plate, with the purpose of creating nutritious, great-tasting food and ingredient options that are both widely accessible and sustainable. More information can be found at bensonhill.com or on X, formerly known as Twitter, at @bensonhillinc.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding our management strategy and our plans for growth; statements regarding our planned transition of the Company’s chief financial officer role and the anticipated benefits associated therewith; statements regarding expectations relating to future performance, the Company’s outlook, and execution of the Company’s business plan; and statements regarding the Company’s current expectations and assumptions regarding the industries and markets in which it operates, including its transition to an asset-light business model to serve broadacre animal feed markets. Factors that may cause actual results to differ materially from current expectations and guidance include, but are not limited to: risks associated with the Company’s execution of its executive leadership transition and the Company’s ability to successfully organizational changes, including, among others, risks relating to maintaining key employee, customer, partner and vendor relationships; risks associated with the Company’s ability to grow and achieve growth profitably, including continued access to the capital resources necessary for growth; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, including without limitation, any expectations about our operational and financial performance or achievements. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.

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Media Contact
Benson Hill
Christi Dixon
636-359-0797
cdixon@bensonhill.com
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